Summary Of Balance Sheet Information Related To Operating Leases (Detail) $ in Thousands	Dec. 31, 2019 USD ($)
Operating Leases
ROU assets	$ 223,369
Current portion of long-term obligations	68,199
Operating lease liabilities	154,271
Total operating lease liabilities	$ 222,470
Weighted Average Remaining Lease Term (in years)
Operating leases	3 years 10 months 24 days
Weighted Average Discount Rate
Operating leases	4.48%